Exhibit 99.1

KKR to Acquire Leading Japanese Real Estate Asset Manager from Mitsubishi Corporation and UBS Asset Management in a Strategic Transaction

•	New strategic transaction combines the real estate investment and asset management acumen of KKR and MC-UBSR to strengthen a leading Japanese REIT management business
•	Strong alignment of interest through KKR’s direct investments in MC-UBSR’s listed J-REITs
•	Acquisition deepens KKR’s presence in Japan and expands its US$41 billion global real estate business to US$55 billion[1]
•	Concludes two decades of successful joint venture for Mitsubishi and UBS Asset Management

NEW YORK, TOKYO & ZURICH—March 17, 2022 – KKR & Co. Inc. (together with its subsidiaries, “KKR”), Mitsubishi Corporation (“Mitsubishi”) and UBS Group and UBS AG (“UBS”) today announced the signing of a strategic transaction by a subsidiary of KKR, which is acquiring all of the outstanding shares of Mitsubishi Corp.-UBS Realty Inc. (“MC-UBSR”) from Mitsubishi and UBS Asset Management (“UBS-AM”) in an all-cash transaction valued at JPY230 billion (US$2 billion) (the “Acquisition”).

MC-UBSR is one of the largest real estate asset managers in Japan. Founded in 2000 as a joint venture between Mitsubishi and UBS-AM, MC-UBSR is a pioneer in the Japanese real estate investment trust (“J-REIT”) segment. Today, it is one of the largest real estate asset managers in Japan with JPY1.7 trillion (US$15 billion) in assets under management.2 The business has approximately 170 dedicated professionals managing two Tokyo Stock Exchange-listed REITs: Japan Metropolitan Fund Investment Corporation (“JMF”) and Industrial & Infrastructure Fund Investment Corporation (“IIF”).

JMF, with approximately JPY1.3 trillion (US$11 billion) in assets under management as of August 31, 2021, invests in retail, offices, hotels and other assets located in urban areas. IIF, with approximately JPY0.5 trillion (US$4 billion) in assets under management as of January 31, 2022, focuses on industrial and infrastructure properties in Japan. Both REITs have established environmental, social, governance (“ESG”) programs and are included in the MSCI Japan ESG Select Leaders Index.

Commenting on the transaction, Katsuji Okamoto, President & CEO and Representative Director of MC-UBSR, said, “Mitsubishi and UBS-AM showed us unwavering support over the years, enabling MC-UBSR to become Japan’s outright top J-REIT manager. We are excited to welcome KKR, which brings significant resources and relationships to MC-UBSR, and is well-placed to work with our experienced team to extend our long and successful track record of delivering strong results for the unitholders of JMF and IIF and take the business to the next level.”

“Japan is one of the most important and high-volume real estate markets in the world, and is a market we have been dedicated to investing in with a local team since 2006.  MC-UBSR has an excellent track record of serving investors across its REIT offerings and a strong commitment to enhancing its investments

1 Based on JMF's total assets of approximately JPY1.2 trillion (US$11 billion) and IIF's total assets of approximately JPY0.4 trillion (US$3 billion). On a combined basis, total assets amount to approximately JPY1.6 trillion (over US$14 billion).
2 Assets under management in this press release, unless otherwise indicated, are based on the latest appraisal value of JMF’s and IIF’s portfolios.

through a strategic approach to ESG.  We look forward to working with and supporting a team that has served investors so well over the last two decades, and we anticipate that our combined strengths will further enhance MC-UBSR’s ability to deliver for new and existing clients and unitholders,” said Hiro Hirano, CEO of KKR Japan and Co-Head of Asia Pacific Private Equity at KKR.

Takuya Kuga, Group CEO-designate, Urban Development Group of Mitsubishi, said, “We are pleased to have supported MC-UBSR’s development and operations over these past 20 years, and are proud to have grown MC-UBSR into Japan’s leading REIT manager. Mitsubishi continuously strives to optimize and strengthen its business portfolio, and will continue to expand its real estate development and asset management businesses in Japan, led by its wholly owned subsidiaries, Mitsubishi Corporation Urban Development, Inc. and Diamond Realty Management Inc, along with accelerating its initiatives in overseas real estate and large-scale urban development/management business. Welcoming a high-caliber real estate and diversified investment firm like KKR is a major endorsement of MC-UBSR, its team and its business, and we look forward to working with KKR and MC-UBSR.”

Suni Harford, President of UBS Asset Management, said, “In partnership with Mitsubishi, we are proud to have developed MC-UBSR into a leading real estate platform in Japan. We are confident that KKR is well placed to take this business forward and wish the MC-UBSR team every success for the future.  The Japanese market remains a cornerstone of our Real Estate & Private Markets business in Asia Pacific, and we remain focused on serving the needs of our clients and capturing growth opportunities in this strategically important region. Through our rapidly growing real estate investment unit, UBS Japan Advisors, we will continue to advise our clients on Japanese property investments.”

UBS’s asset management, wealth management, and investment banking businesses operating in Japan are unaffected by the transaction.

Strategic Rationale

•
KKR is committed to supporting the existing strategy and continuity of MC-UBSR and looks to leverage its network and global resources to create value for JMF and IIF unitholders. The strategic transaction combines the real estate investment and asset management acumen of both KKR and MC-UBSR, and is expected to bolster the acquired operation’s status as a leading J-REIT business with enhanced opportunities for organic and inorganic growth.

•
Acquisition of the asset manager deepens KKR’s commitment to Japan, where KKR has had a local presence and team since 2006. The transaction also provides KKR’s global real estate business – which manages US$41 billion in client assets as of December 31, 2021 – with immediate scale in a large, important market.

•
Creates strong strategic synergies between MC-UBSR’ dedicated team of real estate professionals in Japan and KKR’s 135-person global real estate team. Today, in addition to its institutional investment funds, KKR invests on behalf of  individual investors through listed and privately offered REITs, including KREF, a publicly listed REIT that focuses on originating senior commercial mortgage loans, and KREST, a REIT that thematically invests in income-oriented commercial real estate equity and debt primarily in the U.S.

Key Transaction Terms

•	76KK, a subsidiary of KKR, to acquire all of the outstanding shares of MC-UBSR in an all-cash transaction valued at JPY230 billion (US$2 billion).

•	76KK will also acquire the units in JMF and IIF currently held by Mitsubishi at market price, thereby strengthening the alignment of interest between KKR and the unitholders of JMF and IIF.

•
MC-UBSR’s existing experienced management team of professionals is expected to remain in place and continue to manage JMF and IIF. KKR intends to work closely with the existing team to integrate the business with KKR’s US$41 billion real estate business.

•	The investment will be held on KKR’s balance sheet, not in any client funds.

•	The transaction is expected to be immediately accretive to KKR on a Fee Related Earnings per share basis.

•	The transaction is expected to close in April 2022 and is subject to required regulatory approvals and certain other customary closing conditions.

Additional Information

•	KKR, MC-UBSR, Mitsubishi and UBS have published additional information for shareholders on their websites, www.ir.KKR.com, www.mc-ubs.com, www.mitsubishicorp.com and www.ubs.com, respectively.

•	Simpson Thacher & Bartlett LLP and Nagashima Ohno & Tsunematsu served as legal advisers to KKR and Sumitomo Mitsui Banking Corporation served as financial adviser to KKR.

•
UBS Investment Bank acted as exclusive financial advisor to Mitsubishi, UBS-AM and MC-UBSR. Nishimura & Asahi served as legal advisers to Mitsubishi. Mori Hamada & Matsumoto served as legal advisers to UBS-AM. Anderson Mori & Tomotsune served as legal advisers to MC-UBSR.

Forward Looking Statements
This press release contains certain forward-looking statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “think,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to the statements with respect to: the Acquisition; operation of the acquired business following the closing of the transaction; expansion and growth opportunities and other synergies resulting from the transaction; the transaction’s effects on KKR’s AUM, book value, fee related earnings, after-tax distributable earnings per adjusted share and other measures and performance metrics and the timing of such effects; and expected timing of closing of the Acquisition. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: failure to realize the anticipated benefits within the expected timeframes from the Acquisition; unforeseen liabilities or integration and other costs of the Acquisition and timing related thereto; availability and cost of financing to fund the Acquisition; changes in MC-UBSR business; any delays or difficulties in receiving regulatory approvals; failure to complete the transaction; distraction of management or other diversion of resources within each company caused by the transaction; retention of key MC-UBSR employees; the acquired business’s ability to maintain business relationships following the Acquisition; the severity and duration of the COVID-19 pandemic; the pandemic’s impact on the U.S., Japanese and global economies; international, U.S. federal, state and local governmental responses to the pandemic; failure to realize the benefits of or changes in the business strategies of KKR or the acquired business including the ability to realize the anticipated synergies from acquisitions, strategic partnerships or other transactions; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management or insurance industry, interest rates, credit spreads, currency exchange rates or the general economy; underperformance of KKR’s or MC-UBSR’s investments and decreased ability to raise funds; the volatility of the capital markets; KKR’s compliance with laws applicable to its businesses; the use of estimates and risk management in KKR’s business; outcome of KKR’s litigation and regulatory matters; and the degree and nature of KKR’s competition.

These statements are subject to numerous risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10‐K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in KKR’s filings with the SEC.

All forward-looking statements speak only as of the date of this press release. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Past performance is not indicative or a guarantee of future performance. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.

About KKR
KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

About Mitsubishi

Mitsubishi Corporation is a global integrated business enterprise that develops and operates businesses together with its offices and subsidiaries in approximately 90 countries and regions worldwide, as well as a global network of around 1,700 group companies.

Mitsubishi has 10 Business Groups that operate across virtually every industry: Natural Gas, Industrial Materials, Petroleum & Chemicals Solution, Mineral Resources, Industrial Infrastructure, Automotive & Mobility, Food Industry, Consumer Industry, Power Solution and Urban Development. Through these 10 Business Groups, Mitsubishi’s current activities have expanded far beyond its traditional trading operations to include project development, production and manufacturing operations, working in collaboration with our trusted partners around the globe.

With an unwavering commitment to conducting business with integrity and fairness, Mitsubishi remains fully dedicated to growing its businesses while contributing to a prosperous society.

About UBS
UBS provides financial advice and solutions to wealthy, institutional and corporate clients worldwide, as well as private clients in Switzerland. UBS is the largest truly global wealth manager, and a leading personal and corporate bank in Switzerland, with a large-scale and diversified global asset manager and a focused investment bank. The bank focuses on businesses that have a strong competitive position in their targeted markets, are capital efficient, and have an attractive long-term structural growth or profitability outlook.

UBS is present in all major financial centers worldwide. It has offices in more than 50 regions and locations, with about 30% of its employees working in the Americas, 30% in Switzerland, 19% in the rest of Europe, the Middle East and Africa and 21% in Asia Pacific. UBS Group AG employs more than 72,000 people around the world. Its shares are listed on the SIX Swiss Exchange and the New York Stock Exchange (NYSE). In Japan, the firm offers corporate, institutional, and high net worth private clients a full array of financial products and services through five business entities: UBS Japan Securities Co., Ltd., UBS AG Tokyo Branch, UBS SuMi TRUST Wealth Management Co., Ltd., UBS Asset Management (Japan) Ltd., and UBS Japan Advisors Inc.

Contacts

KKR

Asia Pacific Corporate Communications	Americas Corporate Communications
Anita Davis	Kristi Huller
anita.davis@kkr.com	media@kkr.com
+852 3602 7335	+ 1 (212) 750-8300

Investor Relations
Craig Larson
investor-relations@kkr.com
+1 (877) 610-4910 / +1 (212) 230-9410

Mitsubishi
Corporate Communications Dept., Press Relations Team
Tel: +81-3-3210-2171

UBS Group Japan
Jason Kendy
Corporate Communications
sh-ubs-japan-media-relations@ubs.com
+81-90-9312-8400